Goodwill	12 Months Ended
Dec. 31, 2014
Goodwill, Impaired [Abstract]
GOODWILL
7.	GOODWILL

Goodwill represents the excess of the cost of acquiring CTI and CTSAS in 2008 and CSP and CTS in 2011 over the net fair value assigned to the assets acquired and liabilities assumed in those acquisitions, net of adjustments and impairment losses. Changes in the carrying amount of goodwill consist of the following (all amounts in thousands):

	CTI/CTSAS/CTS Chemical Light	CSP	Total Consolidated Goodwill
Balance on December 31, 2012	$5,182	$2,978	$8,160
Impairment loss (see Notes 3 and 23)	(168)	0	(168)
Balance on December 31, 2013 (1)	$5,014	$2,978	$7,992
Impairment loss (see Notes 3 and 23)	0	0	0
Balance on December 31, 2014 (2)	$5,014	$2,978	$7,992

(1)(2)	Gross amount of goodwill was approximately $67.7 million as of December 31, 2014 and 2013. Accumulated impairment losses were approximately $59.7 million as of December 31, 2014 and 2013.